As filed with the Securities and Exchange Commission on April 11, 2012

File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or 12(g) of

the Securities Exchange Act of 1934

MONACO SPINCO INC.

(Exact name of registrant as specified in its charter)

Delaware		45-4092913
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4571 Hempstead Station Drive Kettering, Ohio		45429
(Address of principal executive offices)		(Zip Code)

(212) 318-5715
(Registrant’s telephone number, including area code)

Copies to:

William R. Kunkel Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606 (312) 407-0700	Wendell L. Willkie, II Senior Vice President, General Counsel and Secretary MeadWestvaco Corporation 501 South 5th Street Richmond, Virginia 23219 (804) 444-1000	Gregory E. Ostling Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 (212) 403-1000

Securities to be registered pursuant to Section 12(b) of the Act:

None.

Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class to be Registered

Common Stock, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND ITEMS OF

FORM 10/A

This Amendment No. 1 to the Registration Statement on Form 10/A (the “Form 10”) incorporates by reference information contained in (a) the proxy statement/prospectus-information statement, referred to herein as the proxy statement/prospectus-information statement, dated March 23, 2012, of ACCO Brands Corporation (File No. 333-178869) filed herewith as Exhibit 99.1, and (b) the Annual Report on Form 10-K of ACCO Brands Corporation filed herewith as Exhibit 99.2, as amended by an Amendment No. 1 to the Annual Report on Form 10-K/A of ACCO Brands Corporation, filed herewith as Exhibit 99.3, and an Amendment No. 2 to the Annual Report on Form 10-K/A of ACCO Brands Corporation, filed herewith as Exhibit 99.4, and referred to collectively herein as the Form 10-K. None of the information contained in the proxy statement/prospectus-information statement or Form 10-K shall be incorporated by reference herein or deemed to be a part hereof unless such information is specifically incorporated by reference.

Item 1.	Business.

The information required by this item is contained under the sections “Risk Factors,” “Information about Merger Sub and ACCO Brands Corporation,” “Information about the MEAD C&OP Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations for the MEAD C&OP Business” of the proxy statement/prospectus-information statement, and Item 1 of the Form 10-K. Those sections are incorporated herein by reference.

Item 1A.	Risk Factors.

The information required by this item is contained under the section “Risk Factors—Risks Related to the Business After the Transactions” of the proxy statement/prospectus-information statement and Item 1A of the Form 10-K. Those sections are incorporated herein by reference.

Item 2.	Financial Information.

The information required by this item is contained under the sections “Summary Historical Consolidated Financial Information of ACCO,” “Summary Historical Combined Financial Date of the MEAD C&OP Business,” “Summary Unaudited Pro Forma Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations for the MEAD C&OP Business” and “Debt Financing” of the proxy statement/prospectus-information statement, and Items 7 and 7A of the Form 10-K. Those sections are incorporated herein by reference.

Item 3.	Properties.

The information required by this item is contained under the section “Information about the MEAD C&OP Business—Description of Property” of the proxy statement/prospectus-information statement and Item 2 of the Form 10-K. Those sections are incorporated herein by reference.

Item 4.	Security Ownership of Certain Beneficial Owners and Management.

The information required by this item is contained under the sections “Security Ownership of Certain Beneficial Owners, Directors an Executive Officers of ACCO” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 5.	Directors and Executive Officers.

The information required by this item is contained under the section “Information about Merger Sub and ACCO Brands Corporation—Directors and Officers of ACCO Before and After the Merger” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 6.	Executive Compensation.

The information required by this item is contained under the sections “Information about Merger Sub and ACCO Brands Corporation—Compensation of Executive Officers of ACCO after the Merger” of the proxy statement/prospectus-information statement and “Executive Compensation” of Amendment No. 1 to the Annual Report on Form 10-K/A of ACCO Brands Corporation. These sections are incorporated herein by reference.

Item 7.	Certain Relationships and Related Transactions, and Director Independence.

The information required by this item is contained under the sections “Certain Relationships and Related Party Transactions,” “Risk Factors” and “The Transactions—Interests of Certain Persons in the Merger” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 8.	Legal Proceedings.

The information required by this item is contained under the sections “Risk Factors” and “Information about the MEAD C&OP Business—Legal Proceedings” of the proxy statement/prospectus-information statement, and Item 3 of the Form 10-K. Those sections are incorporated herein by reference.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The information required by this item is contained under the sections “Risk Factors,” “Summary Historical Consolidated Financial Information of ACCO,” “Summary Historical Combined Financial Date of the MEAD C&OP Business,” “Historical Market Price and Dividend Information of ACCO Common Stock,” “Summary Unaudited Pro Forma Combined Financial Information,” and “The Description of Capital Stock of ACCO Before and After the Merger—Dividend Policy of ACCO” of the proxy statement/prospectus-information statement, and Item 5 of the Form 10-K. Those sections are incorporated herein by reference.

Item 10.	Recent Sales of Unregistered Securities.

None.

Item 11.	Description of Registrant’s Securities to Be Registered.

The information required by this item is contained under the section “Description of Capital Stock of ACCO Before and After the Merger” and “Description of Spinco Capital Stock” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 12.	Indemnification of Directors and Officers.

The information required by this item is contained under the section “Description of Spinco Capital Stock — Limitation of Liability of Directors; Indemnification of Directors” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 13.	Financial Statements and Supplementary Data.

The information required by this item is contained under the heading “Index to Financial Statements” (and the statements referenced thereon) beginning on page F–1 of the proxy statement/prospectus-information statement and Item 8 of the Form 10-K. Those sections are incorporated herein by reference.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15.	Financial Statements and Exhibits

(a) Financial Statements

The information required by this item is contained under the heading “Index to Financial Statements” (and the statements referenced thereon) beginning on page F–1 of the proxy statement/prospectus-information statement and Item 8 of the Form 10-K. Those sections are incorporated herein by reference.

(b) Exhibits

The following exhibits are filed herewith unless otherwise indicated:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc. (included as Annex A to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 19, 2012, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc. (incorporated by reference to Exhibit No. 2.1 to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012)

2.3	Separation Agreement, dated as of November 17, 2011, by and between MeadWestvaco Corporation and Monaco SpinCo Inc. (included as Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

2.4	Amendment No. 1 to the Separation Agreement, dated as of March 19, 2012, by and between MeadWestvaco Corporation and Monaco SpinCo Inc. (incorporated by reference to Exhibit No. 10.1 to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012)

3.1	Certificate of Incorporation of the Registrant.*

3.2	Bylaws of the Registrant.*

10.1	Form of Tax Matters Agreement, by and among MeadWestvaco Corporation, Monaco SpinCo Inc. and ACCO Brands Corporation. (included as Exhibit A to Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

10.2	Form of Transition Services Agreement between MeadWestvaco Corporation and Monaco SpinCo Inc. (included as Exhibit B to Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

10.3	Employee Benefits Agreement, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc. and ACCO Brands Corporation. (included as Exhibit C to Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

10.4	Amendment No. 1 to Employee Benefits Agreement, dated as of March 5, 2012, by and among MeadWestvaco Corporation, Monaco SpinCo Inc. and ACCO Brands Corporation. (incorporated by reference to Exhibit No. 10.4 to the Registration Statement on Form S-4 filed by ACCO Brands Corporation on March 12, 2012)

10.5	ACCO Second Amended and Restated Commitment Letter, dated January 13, 2012, by and among ACCO Brands Corporation, Barclays Capital, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of Montreal and SunTrust Bank.(1)

10.6	Spinco Second Amended and Restated Commitment Letter, dated January 13, 2012, by and among ACCO Brands Corporation, Barclays Capital, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of Montreal and SunTrust Bank.(2)

10.7	MWV Second Amended and Restated Commitment Letter, dated January 13, 2012, by and among MeadWestvaco Corporation, ACCO Brands Corporation, Barclays Capital, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of Montreal, SunTrust Bank and SunTrust Robinson Humphrey, Inc.(3)

21.1	Subsidiaries of the Registrant.*

99.1	Proxy Statement/Prospectus-Information Statement.*

99.2	Annual Report on Form 10-K of ACCO Brands Corporation, filed with the Securities and Exchange Commission on February 23, 2012. Exhibits to the Annual Report on Form 10-K are not included in Exhibit 99.2.*

99.3	Amendment No. 1 to the Annual Report on Form 10-K/A of ACCO Brands Corporation, filed with the Securities and Exchange Commission on March 14, 2012. Exhibits to the Annual Report on Form 10-K/A are not included in Exhibit 99.3.*

99.4	Amendment No. 2 to the Annual Report on Form 10-K/A of ACCO Brands Corporation, filed with the Securities and Exchange Commission on March 20, 2012. Exhibits to the Annual Report on Form 10-K/A are not included in Exhibit 99.4.*

*	Filed herewith.
†	To be filed by amendment.
All schedules for which provision is made in the applicable accounting regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.
(1)	Incorporated by reference to the Exhibit 10.6 filed as an exhibit to ACCO Brand Corporation’s Registration Statement on Form S-4 (File No. 333-178869).
(2)	Incorporated by reference to the Exhibit 10.7 filed as an exhibit to ACCO Brand Corporation’s Registration Statement on Form S-4 (File No. 333-178869).
(3)	Incorporated by reference to the Exhibit 10.8 filed as an exhibit to ACCO Brand Corporation’s Registration Statement on Form S-4 (File No. 333-178869).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

MONACO SPINCO INC.

By:	/s/ E. Mark Rajkowski
	Name:	E. Mark Rajkowski
	Title:	President and Director

Date: April 11, 2012

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc. (included as Annex A to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 19, 2012, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc. (incorporated by reference to Exhibit No. 2.1 to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012)

2.3	Separation Agreement, dated as of November 17, 2011, by and between MeadWestvaco Corporation and Monaco SpinCo Inc. (included as Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

2.4	Amendment No. 1 to the Separation Agreement, dated as of March 19, 2012, by and between MeadWestvaco Corporation and Monaco SpinCo Inc. (incorporated by reference to Exhibit No. 10.1 to the Current Report on Form 8-K filed by ACCO Brands Corporation, dated March 22, 2012)

3.1	Certificate of Incorporation of the Registrant.*

3.2	Bylaws of the Registrant.*

10.1	Form of Tax Matters Agreement, by and among MeadWestvaco Corporation, Monaco SpinCo Inc. and ACCO Brands Corporation. (included as Exhibit A to Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

10.2	Form of Transition Services Agreement between MeadWestvaco Corporation and Monaco SpinCo Inc. (included as Exhibit B to Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

10.3	Employee Benefits Agreement, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc. and ACCO Brands Corporation. (included as Exhibit C to Annex B to the proxy statement/prospectus-information statement attached as Exhibit No. 99.1 to this Form 10)

10.4	Amendment No. 1 to Employee Benefits Agreement, dated as of March 5, 2012, by and among MeadWestvaco Corporation, Monaco SpinCo Inc. and ACCO Brands Corporation. (incorporated by reference to Exhibit No. 10.4 to the Registration Statement on Form S-4 filed by ACCO Brands Corporation on March 12, 2012)

10.5	ACCO Second Amended and Restated Commitment Letter, dated January 13, 2012, by and among ACCO Brands Corporation, Barclays Capital, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of Montreal and SunTrust Bank.(1)

10.6	Spinco Second Amended and Restated Commitment Letter, dated January 13, 2012, by and among ACCO Brands Corporation, Barclays Capital, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of Montreal and SunTrust Bank.(2)

10.7	MWV Second Amended and Restated Commitment Letter, dated January 13, 2012, by and among MeadWestvaco Corporation, ACCO Brands Corporation, Barclays Capital, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of Montreal, SunTrust Bank and SunTrust Robinson Humphrey, Inc.(3)

21.1	Subsidiaries of the Registrant.*

99.1	Proxy Statement/Prospectus-Information Statement.*

99.2	Annual Report on Form 10-K of ACCO Brands Corporation, filed with the Securities and Exchange Commission on February 23, 2012. Exhibits to the Annual Report on Form 10-K are not included in Exhibit 99.2.*

99.3	Amendment to the Annual Report on Form 10-K/A of ACCO Brands Corporation, filed with the Securities and Exchange Commission on March 14, 2012. Exhibits to the Annual Report on Form 10-K/A are not included in Exhibit 99.3.*

99.4	Amendment No. 2 to the Annual Report on Form 10-K/A of ACCO Brands Corporation, filed with the Securities and Exchange Commission on March 20, 2012. Exhibits to the Annual Report on Form 10-K/A are not included in Exhibit 99.4*

*	Filed herewith.
†	To be filed by amendment.
All schedules for which provision is made in the applicable accounting regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.
(1)	Incorporated by reference to the Exhibit 10.6 filed as an exhibit to ACCO Brand Corporation’s Registration Statement on Form S-4 (File No. 333-178869).
(2)	Incorporated by reference to the Exhibit 10.7 filed as an exhibit to ACCO Brand Corporation’s Registration Statement on Form S-4 (File No. 333-178869).
(3)	Incorporated by reference to the Exhibit 10.8 filed as an exhibit to ACCO Brand Corporation’s Registration Statement on Form S-4 (File No. 333-178869).

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